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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                December 26, 1996


                        IMC Home Equity Loan Trust 1996-1
             (Exact name of registrant as specified in its charter)


                                                              13-3875231 and
        New York                    33-96410                  13-3875233
----------------------------      ------------               ----------------
(State or Other Jurisdiction      (Commission)               (I.R.S. Employer
   of  Incorporation)             File Number)               Identification No.)


c/o Chemical Bank
Structured Finance Services
450 West 33rd Street
New York, New York                                     10001-2697
----------------------                             -------------------
(Address of Principal)                                 (Zip Code)


Registrant's telephone number, including area code (212) 946-3185

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Note: Please see page 5 for Exhibit Index                       Page 1

Item 5. OTHER EVENTS.

        On December 26, 1996 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of November, 1996 dated December 26, 1996 attached hereto as Exhibit 19 is hereby incorporated by reference.

        In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of November, 1996 was $61,874.12.

Item 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
               EXHIBITS.

(a)            Not applicable

(b)            Not applicable

(c)            Exhibits:

               19. Trustee's Monthly Servicing Report for the month of November, 1996.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             By:    CONTISECURITIES ASSET FUNDING CORP.,
                                    As Depositor


                                   By:   /s/    Jerome M. Perelson
                                       --------------------------------------
                                             Name: Jerome M. Perelson
                                             Title:        Vice President


                                    By:   /s/    Susan E. O'Donovan
                                       --------------------------------------
                                             Name: Susan E. O'Donovan
                                             Title:   Vice President




Dated:   January 7, 1997

                                  EXHIBIT INDEX



EXHIBIT NO. DESCRIPTION

19.     Trustee's Monthly Servicing Report for the Month of November, 1996.